                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 1996-1
                  _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on September 16, 2002, and with respect to the performance of the Trust during the month of August the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)    Information Regarding the Current Monthly Distribution for the Series 1996-1 Senior Certificates
      (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Senior Certificateholders per $1,000 original certificate
            principal amount                                                                                           $1.733333

      (2)   The amount set forth in A(1) above distributed to Senior Certificateholders with respect to
            interest per $1,000 original certificate principal amount                                                  $1.733333

      (3)   The amount set forth in A(1) above distributed to Senior Certificateholders with respect to
            principal per $1,000 original certificate principal amount                                                 $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 1996-1 Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                  immediately preceding the Distribution Date                                                     $83,238,880.73

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly
                  Period immediately preceding the Distribution Date                                               $5,200,059.27

            (c)   The aggregate amount of Principal Receivables collected during the Monthly Period
                  immediately preceding the Distribution Date                                                    $536,037,404.93

            (d)   The Floating Allocation Percentage with respect to the Series 1996-1 Certificates
                   for the Monthly Period immediately preceding the Distribution Date                                  13.687958%

            (e)   The Principal Allocation Percentage with respect to the Series 1996-1 Certificates for
                  the Monthly Period immediately preceding the Distribution Date                                       13.687958%

                     _______________________________________

                         Series 1996-1 Monthly Statement
                      September 16, 2002 Distribution Date
                     _______________________________________

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the
                  Series 1996-1 Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                               $12,105,485.18

            (g)   The Principal Receivables collected and allocated to the Series 1996-1 Certificates
                  for the Monthly Period immediately preceding the Distribution Date                              $73,372,576.17

      (2)   Available Finance Charge Collections and Reallocated Principal Collections for Series 1996-1
            for the Monthly Period immediately preceding the Distribution Date

            (a)   The Finance Charge Receivables and Interchange collected and allocated to the
                  Series 1996-1 Certificates                                                                      $12,105,485.18

            (b)   Collection Account and Special Funding Account investment earnings allocated to the
                  Series 1996-1 Certificates                                                                               $0.00

            (c)   Principal Funding Account Investment Proceeds                                                            $0.00

            (d)   Prefunding Account Investment Proceeds                                                                   $0.00

            (e)   Reserve Account withdrawals, if applicable                                                               $0.00

            (f)   Additional Finance Charges from other Series allocated to the Series 1996-1 Certificates                 $0.00

            (g)   Payments, if any, on deposit as of the Determination Date received from any Interest
                  Rate Protection Agreements                                                                               $0.00

            (h)   Reallocated Principal Collections                                                                        $0.00

            (i)   Total Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 1996-1 (total of (a), (b), (c), (d), (e), (f), (g) and (h) above)                        $12,105,485.18

      (3)   Available Principal Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the Series 1996-1 Certificates             $73,372,576.17

            (b)   Shared Principal Collections from other Series allocated to the Series 1996-1
                  Certificates                                                                                             $0.00

            (c)   Additional amounts to be treated as Available Principal Collections pursuant to the
                  Series Supplement                                                                                $6,295,757.61

            (d)   Reallocated Principal Collections                                                                        $0.00

                     _______________________________________

                         Series 1996-1 Monthly Statement
                      September 16, 2002 Distribution Date
                     _______________________________________

            (e)   Available Principal Collections for Series 1996-1 (total of (a), (b) and (c) minus
                  (d) above)                                                                                      $79,668,333.78

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   30-59 days                                                                                        $126,906,400
            (b)   60-89 days                                                                                          83,413,714
            (c)   90 or more days                                                                                    160,883,418
                                                                                                                    ------------
            (d)   Total Delinquencies                                                                               $371,203,532

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly
                  Period immediately preceding the Distribution Date                                              $53,084,921.45

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                  Monthly Period immediately preceding the Distribution Date                                       $7,090,058.66

            (c)   The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                  [Defaulted Receivables minus Recoveries]                                                        $45,994,862.79

            (d)   The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                  allocable to the Series 1996-1 Certificates (the "Series 1996-1 Defaulted Amount")               $6,295,757.61

            (e)   The Senior Defaulted Amount [Series 1996-1 Defaulted Amount multiplied by the
                  Senior Percentage]                                                                               $4,973,648.52

      (6)   Senior Charge-Offs

            (a)   The excess, if any, of the Senior Defaulted Amount over the sum of (i) Available
                  Finance Charge Collections applied to such Senior Defaulted Amount, (ii) Reallocated
                  Principal Collections and (iii) the amount by which the Collateral Invested Amount has
                  been reduced in respect of such Senior Defaulted Amount (a "Senior Charge-Off")                          $0.00

            (b)   The amount of the Senior Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                  amount of each Senior Certificateholder's investment)                                               $0.0000000

            (c)   The total amount reimbursed on the Distribution Date in respect of Senior Charge-Offs
                  for prior Distribution  Dates                                                                            $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount
                  (which will have the effect of increasing, pro rata, the amount of each Senior
                  Certificateholder's investment)                                                                      $0.000000

                     _______________________________________

                         Series 1996-1 Monthly Statement
                      September 16, 2002 Distribution Date
                     _______________________________________

            (e)   The amount, if any, by which the outstanding principal balance of the Senior
                  Certificates exceeds the Senior Invested Amount and the Senior Initial Percentage of
                  the Prefunding Account Balance, if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                          $0.00

      (7)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over Available Finance Charge
                  Collections applied to such Collateral Defaulted Amount                                                  $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution
                  Date in respect of Reallocated Principal Collections                                                     $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution
                  Date in respect of the unpaid Required Amount                                                            $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the
                  Distribution Date as set forth in items 7(a), (b) and (c)                                                $0.00

            (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the
                  Collateral Invested Amount on prior Distribution Dates                                                   $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral
                  Interest exceeds the Collateral Invested Amount and the Collateral Percentage of the
                  Prefunding Account Balance, if any, as of the Distribution Date, after giving effect
                  to all deposits, withdrawals and distributions on the Distribution Date                                  $0.00

      (8)   Investor Monthly Servicing Fee

            The amount of the Series 1996-1 Monthly Servicing Fee payable to the Servicer on the
            Distribution Date                                                                                      $1,583,333.33

      (9)   Prefunding Account

            (a)   The Prefunding Account Balance on the Distribution Date                                                  $0.00

            (b)   The Senior Percentage of the Prefunding Account Balance on the Distribution Date                         $0.00

            (c)   The Collateral Percentage of the Prefunding Account Balance on the
                  Distribution Date                                                                                        $0.00

      (10)  Senior Monthly Interest

            (a)    Senior Monthly Interest payable on the Distribution Date                                        $1,300,866.67

                     _______________________________________

                         Series 1996-1 Monthly Statement
                      September 16, 2002 Distribution Date
                     _______________________________________

      (11)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the Distribution Date, after
                  giving effect to all deposits, withdrawals and distributions on such Distribution Date                   $0.00

            (b)   Deposits to the Principal Funding Account are currently scheduled to commence on the
                  Distribution Date occurring in January 2003. (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in accordance with the terms
                  of the Series Supplement.)                                                                                0.00

      (12)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on such Distribution Date                                          $0.00

      (13)  Reserve Account (if applicable)

            (a)   The amount on deposit in the Reserve Account, if funded, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                  and the related Transfer Date                                                                             0.00

            (b)   The Required Reserve Account Amount, if any, selected by the Servicer                                     0.00

C)    Senior Invested Amount

      (1)   The Senior Invested Amount and the Senior Percentage of the Prefunding Account Balance on
            the date of issuance (the "Senior Initial Amount")                                                   $750,500,000.00

      (2)   The Senior Invested Amount and the Senior Percentage of the Prefunding Account Balance, if
            any, on the Distribution Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                              $750,500,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Senior Invested
            Amount and the Senior Percentage of the Prefunding Account Balance, if any, as of such
            Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the Senior Initial Amount). The amount of a Senior
            Certificateholder's pro rate share of the Senior Invested Amount and the Prefunding Account
            Balance, if any, can be determined by multiplying the original denomination of the Senior
            Certificateholder's Certificate by the Pool Factor                                                          1.000000

                     _______________________________________

                         Series 1996-1 Monthly Statement
                      September 16, 2002 Distribution Date
                     _______________________________________

D)    Collateral Invested Amount

      (1)   The Collateral Invested Amount and the Collateral Percentage of the Prefunding Account
            Balance on the date of issuance                                                                      $199,500,000.00

      (2)   The Collateral Invested Amount and the Collateral Percentage of the Prefunding Account
            Balance, if any, on the Distribution Date, after giving effect to all deposits, withdrawals
            and distributions on such Distribution Date                                                          $199,500,000.00

      (3)   The Collateral Invested Amount as a percentage of the sum of the Collateral Invested Amount
            and the Senior Invested Amount on such Distribution Date                                                       21.00%

 E)   Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the
            last day of the immediately preceding Monthly Period                                                  $6,864,862,158

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
            the last day of the immediately preceding Monthly Period                                                $157,128,757

F)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series 1996-1 Certificates for
            the preceding Monthly Period (excluding payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of the Series 1996-1 Certificates and the
            Prefunding Account balance, if any, as of the last day of the next preceding Monthly Period,
            multiplied by 12)                                                                                              15.29%

      (2)   The Net Loss Rate (the Series 1996-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1996-1 Certificates and the Prefunding Account balance,
            if any, as of the last day of the next preceding Monthly Period, multiplied by 12)                              7.95%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1996-1 Certificates
            for the preceding Monthly Period)                                                                               7.34%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
            Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
            Distribution Date, divided by the Invested Amount of the Series 1996-1 Certificates and the
            Prefunding Account Balance, if any, as of the last day of the next preceding Monthly Period,
            multiplied  by 12)                                                                                              4.18%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1996-1 Certificates
            for the preceding Monthly Period)                                                                               3.16%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
            with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
            amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                     8.83%

                     _______________________________________

                         Series 1996-1 Monthly Statement
                      September 16, 2002 Distribution Date
                     _______________________________________

 G)   Series 1996-1 Information for the Last Three Distribution Dates

            1)    Gross Yield

                  a)            09/16/02         15.29%
                  b)            08/15/02         18.78%
                  c)            07/15/02         17.61%

            2)    Net Loss Rate

                  a)            09/16/02          7.95%
                  b)            08/15/02          7.81%
                  c)            07/15/02          8.96%

            3)    Net Spread (Portfolio Yield Minus Base Rate)

                  a)            09/16/02          3.16%
                  b)            08/15/02          6.79%
                  c)            07/15/02          4.68%

            Three Month Average                   4.88%

            4)    Monthly Payment Rate

                  a)            09/16/02          8.83%
                  b)            08/15/02          9.39%
                  c)            07/15/02          8.38%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By: _________________________________
                                  Name:          Patricia Garvey
                                  Title:         Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-2
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on September 16, 2002, and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A Certificates
      and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per $1,000 original certificate
            principal amount                                                                                           $1.680000

      (2)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
            interest per $1,000 original certificate principal amount                                                  $1.680000

      (3)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
            principal per $1,000 original certificate principal amount                                                 $0.000000

      (4)   The total amount distributed to Class B Certificateholders per $1,000 original certificate
            principal amount                                                                                           $1.857778

      (5)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
            interest per $1,000 original certificate principal amount                                                  $1.857778

      (6)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
            principal per $1,000 original certificate principal amount                                                 $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 1997-2 Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly
                  Period immediately preceding the Distribution Date                                              $83,238,880.73

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the
                  Monthly Period immediately preceding the Distribution Date                                       $5,200,059.27

                      _____________________________________

                         Series 1997-2 Monthly Statement
                      September 16, 2002 Distribution Date
                      _____________________________________

            (c)   The aggregate amount of Principal Receivables collected during the Monthly Period
                  immediately preceding the Distribution Date                                                    $536,037,404.93

            (d)   The Floating Allocation Percentage with respect to the Series 1997-2 Certificates for
                  the Monthly Period immediately preceding the Distribution Date                                       10.085864%

            (e)   The Principal Allocation Percentage with respect to the Series 1997-2 Certificates for
                  the Monthly Period immediately preceding the Distribution Date                                       10.085864%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series
                  1997-2 Certificates for the Monthly Period immediately preceding the Distribution Date           $8,919,831.19

            (g)   The Principal Receivables collected and allocated to the Series 1997-2 Certificates for
                  the Monthly Period immediately preceding the Distribution Date                                  $54,064,003.50

      (2)   Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
            Collections for Series 1997-2 for the Monthly Period immediately preceding the
            Distribution Date

            (a)   The Finance Charge Receivables and Interchange collected and allocated to the
                  Series 1997-2 Certificates                                                                       $8,919,831.19

            (b)   Collection Account and Special Funding Account investment earnings allocated to
                  the Series 1997-2 Certificates                                                                           $0.00

            (c)   Principal Funding Account Investment Proceeds                                                            $0.00

            (d)   Cash Collateral Account Investment Proceeds                                                         $27,931.55

            (e)   Reserve Draw Amount, if applicable                                                                       $0.00

            (f)   Additional Finance Charges from other Series allocated to the Series 1997-2
                  Certificates                                                                                             $0.00

            (g)   Payments, if any, on deposit as of the Determination Date received from any Interest
                  Rate Protection Agreements                                                                               $0.00

            (h)   Required Draw Amount, if applicable                                                                      $0.00

            (i)   Reallocated Collateral Principal Collections                                                             $0.00

            (j)   Reallocated Class B Principal Collections                                                                $0.00

            (k)   Total Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)               $8,947,762.74

      (3)   Available Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the Series 1997-2 Certificates             $54,064,003.50

            (b)   Shared Principal Collections from other Series allocated to the Series 1997-2
                  Certificates                                                                                             $0.00

            (c)   Additional amounts to be treated as Available Principal Collections pursuant to
                  the Series Supplement                                                                            $4,638,979.29

                      _____________________________________

                         Series 1997-2 Monthly Statement
                      September 16, 2002 Distribution Date
                      _____________________________________

            (d)   Reallocated Collateral Principal Collections                                                             $0.00

            (e)   Reallocated Class B Principal Collections                                                                $0.00

            (f)   Available Principal Collections for Series 1997-2 (total of (a), (b) and (c) minus (d)
                  and (e) above)                                                                                  $58,702,982.79

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   30-59 days                                                                                        $126,906,400
            (b)   60-89 days                                                                                          83,413,714
            (c)   90 or more days                                                                                    160,883,418
                                                                                                                    ------------
            (d)   Total Delinquencies                                                                               $371,203,532

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the
                  Monthly Period immediately preceding the Distribution Date                                      $53,084,921.45

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                  Monthly Period immediately preceding the Distribution Date                                       $7,090,058.66

            (c)   The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                  Date [Defaulted Receivables minus Recoveries]                                                   $45,994,862.79

            (d)   The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                  Date allocable to the Series 1997-2 Certificates (the "Series 1997-2 Defaulted Amount")          $4,638,979.29

            (e)   The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                  Class A Percentage]                                                                              $3,780,768.13

            (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                    Class B Percentage]                                                                              $440,703.03

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                  Finance Charge Collections applied to such Class A Defaulted Amount, (ii) the Available
                  Cash Collateral Amount applied to such Class A Defaulted Amount, (iii) Reallocated
                  Principal Collections applied to such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted
                  Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                  respect of such Class A Defaulted Amount (a "Class A Charge-Off")                                        $0.00

            (b)   The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                  amount of each Class A Certificateholder's investment)                                               $0.000000

            (c)   The total amount reimbursed on the Distribution Date in respect of  Class A Charge-Offs
                  for prior Distribution  Dates                                                                            $0.00

                      _____________________________________

                         Series 1997-2 Monthly Statement
                      September 16, 2002 Distribution Date
                      _____________________________________

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount
                  (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's  investment)                                                                     $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                          $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance
                  Charge Collections applied to such Class B Defaulted Amount applied to such Class B
                  Defaulted Amount, (ii) the Available Cash Collateral Amount, (iii) Reallocated
                  Collateral Principal Collections applied to such Class B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                  Class B Defaulted Amount                                                                                 $0.00

            (b)   The amount by which the Class B Invested Amount has been reduced on the Distribution
                  Date in respect of Reallocated Class B Principal Collections                                             $0.00

            (c)   The amount by which the Class B Invested Amount has been reduced on the Distribution
                  Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                            $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the
                  Distribution Date as set forth in items 7(a), (b) and (C)                                                $0.00

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                                      $0.000000

            (f)   The total amount reimbursed on the Distribution Date in respect of reductions in the
                  Class B Invested Amount on prior Distribution Date                                                       $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                                      $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the Class B
                  Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                  after giving effect to all deposits, withdrawals and distributions on such Distribution Date             $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over Available Finance
                  Charge Collections applied to such Collateral Defaulted Amount                                           $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the
                  Distribution Date in respect of Reallocated Principal Collections                                        $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the
                  Distribution Date in respect of items 6(a) and 7(a) above                                                $0.00

                      _____________________________________

                         Series 1997-2 Monthly Statement
                      September 16, 2002 Distribution Date
                      _____________________________________

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the
                  Distribution Date as set forth in items 8(a), (b) and ( c)                                               $0.00

            (e)   The total amount reimbursed on the Distribution Date in respect of reductions in
                  the Collateral Invested Amount on prior Distribution Dates                                               $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral
                  Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                  Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                                        $0.00

      (9)   Investor Monthly Servicing Fee

            (a)   The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer on
                  the Distribution Date                                                                            $1,166,666.67

      (10)  Cash Collateral Account

            (a)   The Available Cash Collateral Amount on the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                 $21,000,000.00

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                                          $958,440.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                                          $123,542.22

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the Distribution Date, after
                  giving effect to all deposits, withdrawals and distributions on such Distribution Date                   $0.00

            (b)   Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
            effect to all deposits, withdrawals and distributions on such Distribution Date                                $0.00

      (15)  Reserve Account (if applicable)

            (a)   The amount on deposit in the Reserve Account, if funded, on the Distribution
                  Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date and the related Transfer Date                                                          $0.00

            (b)   The Required Reserve Account Amount, if any, selected by the Servicer                                    $0.00

                      _____________________________________

                         Series 1997-2 Monthly Statement
                      September 16, 2002 Distribution Date
                      _____________________________________

(C)   Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                                                  $570,500,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution Date                                    $570,500,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A
            Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
            Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
            Invested Amount can be determined by multiplying the original denomination of the Class
            A Certificateholder's Certificate by the Pool Factor                                                        1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                                                   $66,500,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution Date                                     $66,500,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B
            Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
            Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
            Invested Amount can be determined by multiplying the original denomination of the Class
            B Certificateholder's Certificate by the Pool Factor                                                          1.0000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                                                $63,000,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution Date                                     $63,000,000.00

      (3)   The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
            Distribution Date                                                                                               9.00%

F)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on
            the last day of the immediately preceding Monthly Period                                              $6,864,862,158

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business
            on the last day of the immediately preceding Monthly Period                                             $157,128,757

G)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates
            for the preceding Monthly Period (excluding payments received from Interest Rate
            Protection Agreements) divided by the Invested Amount of the Series 1997-2 Certificates
            as of the last day of the next preceding Monthly Period, multiplied by  12)                                    15.34%

      (2)   The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)                                                            7.95%

                      _____________________________________

                         Series 1997-2 Monthly Statement
                      September 16, 2002 Distribution Date
                      _____________________________________

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
            Certificates for the preceding Monthly Period)                                                                  7.39%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
            Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
            Certificates as of the last day of the next preceding Monthly Period, multiplied  by 12)                        4.09%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
            Certificates for the preceding Monthly Period)                                                                  3.30%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in the Trust for the preceding Monthly
            Period divided by the amount of Receivables in the Trust as of the last day of the next
            preceding Monthly Period)                                                                                       8.83%

H)    Series 1997-2 Information for the Last Three Distribution Dates

      1)    Gross Yield

            a)           09/16/02            15.34%
            b)           08/15/02            18.83%
            c)           07/15/02            17.63%

      2)    Net Loss Rate

            a)           09/16/02             7.95%
            b)           08/15/02             7.81%
            c)           07/15/02             8.96%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)           09/16/02             3.30%
            b)           08/15/02             6.93%
            c)           07/15/02             4.78%

      Three Month Average                     5.00%

      4)    Monthly Payment Rate

            a)           09/16/02             8.83%
            b)           08/15/02             9.39%
            c)           07/15/02             8.38%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                                  By: _________________________________
                                  Name:      Patricia Garvey
                                  Title:     Vice President

                                MONTHLY STATEMENT
                 ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-4
                 ---------------------------------------------


        Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2001, the "Agreement"), as supplemented by the Series 1997-4 Supplement dated as of November 1, 1997 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-4 Certificates with respect to the Distribution Date occurring on September 16, 2002, and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series
         1997-4 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per
                  $1,000 original certificate principal amount                                                            $5.208333

         (2)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                                   $5.208333

         (3)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                                   $0.000000

         (4)      The total amount distributed to Class B Certificateholders per
                  $1,000 original certificate principal amount                                                            $5.375000

         (5)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                                   $5.375000

         (6)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                                   $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1997-4 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                        $83,238,880.73

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                 $5,200,059.27

                  ---------------------------------------------

                         Series 1997-4 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $536,037,404.93

                  (d)      The Floating Allocation Percentage with respect to the Series 1997-4 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                              6.641866%

                  (e)      The Principal Allocation Percentage with respect to the Series 1997-4 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                              8.645026%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1997-4 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          $5,873,995.54

                  (g)      The Principal Receivables collected and allocated to the Series 1997-4 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                        $46,340,574.43

         (2)      Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
                  Collections for Series 1997-4 for the Monthly Period immediately preceding the Distribution
                  Date

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1997-4 Certificates                                                                 $5,873,995.54

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 1997-4 Certificates                                                                         $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                $158,015.01

                  (d)      Cash Collateral Account Investment Proceeds                                                   $19,951.12

                  (e)      Reserve Draw Amount, if applicable                                                           $494,328.74

                  (f)      Additional Finance Charges from other Series allocated to the Series 1997-4
                           Certificates                                                                                 $171,914.39

                  (g)      Payments, if any, on deposit as of the Determination Date received from any
                           Interest Rate Protection Agreements                                                                $0.00

                  (h)      Required Draw Amount, if applicable                                                                $0.00

                  (i)      Reallocated Collateral Principal Collections                                                       $0.00

                  (j)      Reallocated Class B Principal Collections                                                          $0.00

                  (k)      Total Available Finance Charge Collections and Reallocated Principal Collections
                           for Series 1997-4 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)
                           above)                                                                                     $6,718,204.80

                  ---------------------------------------------

                         Series 1997-4 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

         (3)      Available Principal Collections for Series 1997-4 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1997-4 Certificates       $46,340,574.43

                  (b)      Shared Principal Collections from other Series allocated to the Series 1997-4
                           Certificates                                                                              $91,147,533.60

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to the
                           Series Supplement                                                                          $3,054,916.98

                  (d)      Reallocated Collateral Principal Collections                                                       $0.00

                  (e)      Reallocated Class B Principal Collections                                                          $0.00

                  (f)      Available Principal Collections for Series 1997-4 (total of (a), (b) and (c) minus
                           (d) and (e) above                                                                        $140,543,025.00


         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                 (a)    30-59 days                                                                                     $126,906,400
                 (b)    60-89 days                                                                                       83,413,714
                 (c)    90 or more days                                                                                 160,883,418
                                                                                                                       ------------
                 (d)    Total Delinquencies                                                                            $371,203,532

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                $53,084,921.45

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                                 $7,090,058.66

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date [Defaulted Receivables minus Recoveries]                                             $45,994,862.79

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date allocable to the Series 1997-4 Certificates (the "Series 1997-4 Defaulted
                           Amount")                                                                                   $3,054,916.99

                  (e)      The Class A Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by the
                           Class A Percentage)                                                                        $2,490,137.81

                  (f)      The Class B Defaulted Amount (Series 1997-4 Defaulted Amount multiplied by the
                           Class B Percentage)                                                                          $318,101.44

                  ---------------------------------------------

                         Series 1997-4 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------


         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii) the
                           Available Cash Collateral Amount applied to such Class A Defaulted Amount,
                           (iii) Reallocated Principal Collections applied to such Class A Defaulted Amount,
                           (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested
                           Amount has been reduced in respect of such Class A Defaulted Amount (a "Class A
                           Charge-Off')                                                                                       $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                               $0.000000

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A Charge-Offs
                           for prior Distribution Dates                                                                       $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class A Certificateholder's investment)                                                        $0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount, (ii) the
                           Available Cash Collateral Amount, (iii) Reallocated Collateral Principal
                           Collections applied to such Class B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class B
                           Defaulted Amount                                                                                   $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal Collections                          $0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of item 6(a) (together with item 7(a), "Class B Charge Offs")                      $0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c)                                          $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                              $0.000000

                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class B Invested Amount on prior Distribution Dates                                            $0.00

                  ---------------------------------------------

                         Series 1997-4 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class B Certificateholder's investment)                                                        $0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00


         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over Available Finance
                           Charge Collections applied to such Collateral Defaulted Amount                                $47,575.27

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the Distribution
                           Date in respect of items 6(a) and 7(a) above                                                       $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and (c )                                    $47,575.27

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Collateral Invested Amount on prior Distribution Dates                                         $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                                  $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1997-4 Monthly Servicing Fee payable to the Servicer on the
                           Distribution Date                                                                            $768,287.50

         (10)     Cash Collateral Account

                  (a)      The Available Cash Collateral Amount on the Distribution Date, after giving effect to
                           all deposits, withdrawals and distributions on such Distribution Date                     $15,000,000.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                  $2,609,375.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution Date                                    $258,000.00

                  ---------------------------------------------

                         Series 1997-4 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------


         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in September 2002. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                                       $0.00

         (15)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the Reserve Account, if funded, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                            $2,010,671.26

                  (b)      The Required Reserve Account Amount, if any, selected by the Servicer                      $2,505,000.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                               $501,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $501,000,000.00


         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
                  Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
                  The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
                  Certificateholder's Certificate by the Pool Factor                                                       1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                                $48,000,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                            $48,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
                  Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
                  The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B
                  Certificateholder's Certificate by the Pool Factor                                                       1.000000

                  ---------------------------------------------

                         Series 1997-4 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------


E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                             $51,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                  $21,929,475.00


         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                            3.84%

F)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                                           $0


         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                                       $0

G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-4 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 1997-4 Certificates as of the last
                  day of the next preceding Monthly Period, multiplied by 12)                                                 13.75%

         (2)      The Net Loss Rate (the Series 1997-4 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-4 Certificates as of the last day of the
                  next preceding Monthly Period, multiplied by 12)                                                             6.25%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-4
                  Certificates for the preceding Monthly Period)                                                               7.50%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
                  Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the Series 1997-4 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                         7.60%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-4 Certificates
                  for the preceding Monthly Period)                                                                           -0.10%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
                  Monthly Period)                                                                                              8.83%

                  ---------------------------------------------

                         Series 1997-4 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

H)       Series 1997-4 Information for the Last Three Distribution Dates

         1)     Gross Yield

                a) 09/16/02                          13.75%
                b) 08/15/02                          18.82%
                c) 07/15/02                          17.63%

         2)     Net Loss Rate

                a) 09/16/02                           6.25%
                b) 08/15/02                           8.96%
                c) 07/15/02                           9.69%

         3)   Net Spread (Portfolio Yield Minus Base Rate)

                a) 09/16/02                          -0.10%
                b) 08/15/02                           3.07%
                c) 07/15/02                           0.75%

         Three Month Average                          1.24%

         4) Monthly Payment Rate
                a) 09/16/02                           8.83%
                b) 08/15/02                           8.38%
                c) 07/15/02                           9.69%

                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer

                                 By:
                                     -------------------------------------------
                                 Name:        Patricia Garvey
                                 Title:       Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-1
                  ---------------------------------------------


        Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on September 16, 2002, and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series
         1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $1.786667


         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                               $1.786667


         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                              $0.000000


         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder with respect to
                  interest per $1,000 original certificate principal amount                                               $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder with respect to
                  principal per $1,000 original certificate principal amount                                              $0.000000

B)       Information Regarding the Performance of the Trust

        (1)     Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                        $83,238,880.73

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                 $5,200,059.27

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $536,037,404.93

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------


                  (d)      The Floating Allocation Percentage with respect to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                              9.236139%

                  (e)      The Principal Allocation Percentage with respect to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                              9.236139%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          $8,168,343.59

                  (g)      The Principal Receivables collected and allocated to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                        $49,509,160.79

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 1999-1
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates                                                                 $8,168,343.59

                  (b)      Collection Account and Special Funding Account investment earnings allocated to the
                           Series 1999-1 Certificates                                                                         $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                      $0.00

                  (d)      Reserve Draw Amount                                                                                $0.00

                  (e)      Additional Finance Charges from other Series allocated to the Series 1999-1
                           Certificates                                                                               $1,979,588.74

                  (f)      Payments, if any, on deposit as of the Determination Date received from any
                           Interest Rate Protection Agreements                                                                $0.00

                  (g)      Reallocated Class D Principal Collections                                                          $0.00

                  (h)      Reallocated Collateral Principal Collections                                                       $0.00

                  (i)      Reallocated Class B Principal Collections                                                          $0.00

                  (j)      Total Available Finance Charge Collections and Reallocated Principal Collections
                           for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i) above)        $10,147,932.33

         (3)      Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1999-1 Certificates       $49,509,160.79

                  (b)      Shared Principal Collections from other Series allocated to the Series 1999-1
                           Certificates                                                                                       $0.00

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------



                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to the
                           Series Supplement                                                                          $4,248,149.54

                  (d)      Reallocated Class D Principal Collections                                                          $0.00

                  (e)      Reallocated Collateral Principal Collections                                                       $0.00

                  (f)      Reallocated Class B Principal Collections $0.00 (g) Available Principal Collections
                           for Series 1999-1 (total of (a), (b) and (c) minus (d), (e) and (f) above)                $53,757,310.33

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a) 31-60 days                                                                                       $126,906,400
                  (b) 61-90 days                                                                                         83,413,714
                  (c) 91 or more days                                                                                   160,883,418
                                                                                                                       ------------
                  (d) Total Delinquencies                                                                              $371,203,532

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                $53,084,921.45

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                                 $7,090,058.66

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date [Defaulted Receivables minus Recoveries]                                             $45,994,862.79

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                           Date allocable to the Series 1999-1 Certificates (the "Series 1999 1 Defaulted
                           Amount")                                                                                   $4,248,149.54

                  (e)      The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                           Class A Percentage]                                                                        $3,313,556.64

                  (f)      The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                           Class B Percentage]                                                                          $435,434.48

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------



         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class A Defaulted Amount, (ii)
                           Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii)
                           the amount by which the Class D Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount (a "Class A Charge-Off")                                                          $0.00

                  (b)      The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                           rata, the amount of each Class A Certificateholder's investment)                                   $0.00

                  (c)      The total amount reimbursed on the Distribution Date in respect of Class A
                           Charge-Offs for prior Distribution Dates $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class A Certificateholder's investment)                                                        $0.000000

                  (e)      The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount, (ii)
                           Reallocated Class D Principal Collections applied to such Class B Defaulted Amount,
                           (iii) Reallocated Collateral Principal Collections applied to such Class B
                           Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                           Collateral Invested Amount has been reduced in respect of such Class B Defaulted
                           Amount                                                                                             $0.00

                  (b)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Class B Principal Collections                          $0.00

                  (c)      The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                                      $0.00

                  (d)      The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and (c )                                         $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class
                           B Certificateholder's investment)                                                              $0.000000

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------



                  (f)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Class B Invested Amount on prior Distribution Dates                                            $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                           Class B Certificateholder's investment)                                                        $0.000000

                  (h)      The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00


         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated
                           Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the
                           Amount by which the Class D Invested Amount has been reduced in respect of such Collateral
                           Defaulted Amount                                                                                   $0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced the
                           Distribution Date in respect of Reallocated Collateral Principal Collections                       $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                                          $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and (c)                                          $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Collateral Invested Amount on prior Distribution Dates                                         $0.00

                  (f)      The amount, if any, by which the outstanding principal balance of the Collateral
                           Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on the
                           Distribution Date                                                                                  $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                           Collections applied to such Class D Defaulted Amount                                               $0.00

                  (b)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                  (c)      The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                    $0.00

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------


                  (d)     The total amount by which the Class D Invested Amount has been reduced on
                          the Distribution Date as set forth in items 9(a), (b) and (c )                                      $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of
                          reductions in the Class D Invested Amount on prior Distribution Dates                               $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the
                          Class D Interest exceeds the Class D Invested Amount, if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on the Distribution Date                                                              $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)     The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                          Servicer on the Distribution Date                                                             $934,829.06

         (11)     Class A Monthly Interest

                  (a)     Class A Monthly Interest payable on the Distribution Date                                     $893,333.33

         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                                     $372,328.33

         (13)     Principal Funding Account Amount

                  (a)     The amount on deposit in the Principal Funding Account on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions
                          on such Distribution Date                                                                           $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                          Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                             $0.00

         (15)     Reserve Account

                  (a)     The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date and the related Transfer Date                                                     $0.00

                  (b)     The Required Reserve Account Amount                                                                 $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                                $500,000,000.00

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------


         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                 $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                               1.00000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                                $65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                  $65,705,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                  B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by the Pool Factor                           1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                             $52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Date                                           $52,884,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount
                  on such Distribution Date                                                                                   8.25%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                                $22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                  $22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount on
                  such Distribution Date                                                                                      3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                               $6,864,862,158

         (2)       The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                                 $157,128,757

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------


H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                  1999-1 Certificates as of the last day of the next preceding Monthly Period,
                  multiplied by  12)                                                                                          19.00%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 1999-1 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                             7.95%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                              11.05%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1999-1
                  Certificates as of the last day of the next preceding Monthly Period, multiplied by 12)                      4.98%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                               6.07%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                               8.83%

I)       Series 1999-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)         09/16/02                   19.00%
                  b)         08/15/02                   18.78%
                  c)         07/15/02                   19.25%

         2)       Net Loss Rate

                  a)         09/16/02                    7.95%
                  b)         08/15/02                    7.81%
                  c)         07/15/02                    8.96%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)         09/16/02                    6.07%
                  b)         08/15/02                    6.00%
                  c)         07/15/02                    5.48%

                  Three Month Average                    5.85%

         4)       Monthly Payment Rate

                  a)         09/16/02                    8.83%
                  b)         08/15/02                    9.39%
                  c)         07/15/02                    8.38%

                  ---------------------------------------------

                         Series 1999-1 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------



                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By:

                                  ----------------------------------------------
                                  Name:  Patricia Garvey
                                  Title:  Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-2
                  ---------------------------------------------

            Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement dated as of October 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-2 Certificates with respect to the Distribution Date occurring September 16, 2002 and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)      Information  Regarding the Current Monthly  Distribution  for the Series
        1999-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)    The total amount distributed to Class A Certificateholders per $1,000 original
               certificate principal amount                                                                           $1,005.500000

        (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
               respect to interest per $1,000 original certificate principal amount                                       $5.500000

        (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                             $1,000.000000

        (4)    The total amount distributed to Class B Certificateholders per $1,000 original certificate
               principal amount                                                                                           $2.115556

        (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               interest per $1,000 original certificate principal amount                                                  $2.115556

        (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                 $0.000000

B)      Information Regarding the Performance of the Trust

        (1)    Allocation of Receivables Collections to the Series 1999-2 Certificates

               (a)    The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                      immediately preceding the Distribution Date                                                    $83,238,880.73

               (b)    The aggregate amount of Interchange collected and allocated to the Trust for the
                      Monthly Period immediately preceding the Distribution Date                                      $5,200,059.27

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------

               (c)    The aggregate amount of Principal Receivables collected during the Monthly Period
                      immediately preceding the Distribution Date                                                   $536,037,404.93

               (d)    The Floating Allocation Percentage with respect to the Series 1999-2 Certificates
                      for the Monthly Period immediately preceding the Distribution Date                                   3.645079%

               (e)    The Principal Allocation Percentage with respect to the Series 1999-2 Certificates
                      for the Monthly Period immediately preceding the Distribution Date                                   9.005236%

               (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                      1999-2 Certificates for the Monthly Period immediately preceding the Distribution Date          $3,223,669.46

               (g)    The Principal Receivables collected and allocated to the Series 1999-2
                      Certificates for the Monthly Period immediately preceding the Distribution Date                $48,271,431.69

        (2)    Available Finance Charge Collections and Reallocated Principal Collections for Series 1999-2
               for the Monthly Period immediately preceding the Distribution Date.

               (a)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                      1999-2 Certificates                                                                             $3,223,669.46

               (b)    Collection Account and Special Funding Account investment earnings allocated to the
                      Series 1999-2 Certificates                                                                              $0.00

               (c)    Principal Funding Account Investment Proceeds                                                     $431,753.53

               (d)    Class A Reserve Draw Amount                                                                     $1,401,579.80

               (e)    Class B Reserve Draw Amount                                                                             $0.00

               (f)    Additional Finance Charges from other Series allocated to the Series 1999-2 Certificates                $0.00

               (g)    Payments, if any, on deposit as of the Determination Date received from any Interest
                      Rate Protection Agreements                                                                              $0.00

               (h)    Reallocated Class D Principal Collections                                                               $0.00

               (i)    Reallocated Collateral Principal Collections                                                            $0.00

               (j)    Reallocated Class B Principal Collections                                                               $0.00

               (k)    Total Available Finance Charge Collections and Reallocated Principal Collections for
                      Series 1999-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)              $5,057,002.79

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------


        (3)    Available Principal Collections for Series 1999-2 for the Monthly Period immediately preceding the Distribution Date

               (a)    The Principal Receivables collected and allocated to the Series 1999-2 Certificates            $48,271,431.69

               (b)    Shared Principal Collections from other Series allocated to the Series 1999-2
                      Certificates                                                                                  $128,035,352.44

               (c)    Additional amounts to be treated as Available Principal Collections pursuant to the
                      Series Supplement                                                                               $1,676,549.21

               (d)    Reallocated Class D Principal Collections                                                               $0.00

               (e)    Reallocated Collateral Principal Collections                                                            $0.00

               (f)    Reallocated Class B Principal Collections                                                               $0.00

               (g)    Available Principal Collections for Series 1999-2 (total of (a), (b) and (c) minus (d),
                      (e) and (f) above)                                                                            $177,983,333.34

        (4)    Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)    31-60 days                                                                                       $126,906,400
               (b)    61-90 days
                                                                                                                         83,413,714
               (c)    91 or more days                                                                                   160,883,418
                                                                                                                       ------------
               (d)    Total Delinquencies                                                                              $371,203,532

        (5)    Defaulted Amount

               (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly
                      Period immediately preceding the Distribution Date                                             $53,084,921.45

               (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                      Monthly Period immediately preceding the Distribution Date                                      $7,090,058.66

               (c)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                      [Defaulted Receivables minus Recoveries]                                                       $45,994,862.79

               (d)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                      allocable to the Series 1999-2 Certificates (the "Series 1999-2 Defaulted Amount")              $1,676,549.21

               (e)    The Class A Defaulted Amount [Series 1999-2 Defaulted Amount multiplied by the Class A
                      Percentage]                                                                                     $1,104,518.88

               (f)    The Class B Defaulted Amount [Series 1999-2 Defaulted Amount multiplied by the Class B
                      Percentage]                                                                                       $372,775.12

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------


        (6)    Class A Charge-Offs

               (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                      Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                      Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted
                      Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                      Invested Amount has been reduced in respect of such Class A Defaulted Amount (a "Class
                      A Charge-Off")                                                                                          $0.00

               (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                      amount of each Class A Certificateholder's investment)                                                  $0.00

               (c)    The total amount reimbursed on the Distribution Date in respect of  Class A Charge-Offs
                      for prior Distribution  Dates                                                                           $0.00

               (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                      Certificateholder's investment)                                                                         $0.00

               (e)    The amount, if any, by which the outstanding principal balance of the Class A
                      Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                      after giving effect to all deposits, withdrawals and distributions on such Distribution
                      Date                                                                                                    $0.00

        (7)    Class B Charge-Offs

               (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                      Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                      Class D Principal Collections applied to such Class B Defaulted Amount, (iii)
                      Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount,
                      (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested
                      Amount has been reduced in respect of such Class B Defaulted Amount                                     $0.00

               (b)    The amount by which the Class B Invested Amount has been reduced on the Distribution
                      Date in respect of Reallocated Class B Principal Collections                                            $0.00

               (c)    The amount by which the Class B Invested Amount has been reduced on the Distribution
                      Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                           $0.00

               (d)    The total amount by which the Class B Invested Amount has been reduced on the
                      Distribution Date as set forth in items 7(a), (b) and (c)                                               $0.00

               (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                      Certificateholder's investment)                                                                         $0.00

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------

               (f)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                      Class B Invested Amount on prior Distribution  Dates                                                    $0.00

               (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                      Certificateholder's investment)                                                                         $0.00

               (h)    The amount, if any, by which the outstanding principal balance of the Class B
                      Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                      after giving effect to all deposits, withdrawals and distributions on such Distribution
                      Date                                                                                                    $0.00

        (8)    Reductions in the Collateral Interest

               (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                      Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                      Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                      of such Collateral Defaulted Amount                                                                     $0.00

               (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date
                      in respect of Reallocated Collateral Principal Collections                                              $0.00

               (c)    The amount by which the Collateral Invested Amount has been reduced on the Distribution
                      Date in respect of items 6(a) and 7(a) above                                                            $0.00

               (d)    The total amount by which the Collateral Invested Amount has been reduced on the
                      Distribution Date as set forth in items 8(a), (b) and (c )                                              $0.00

               (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                      Collateral Invested Amount on prior Distribution Dates                                                  $0.00

               (f)    The amount, if any, by which the outstanding principal balance of the Collateral
                      Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                      after giving effect to all deposits, withdrawals and distributions on the Distribution
                      Date                                                                                                    $0.00

        (9)    Reductions in the Class D Interest

               (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                      Collections applied to such Class D Defaulted Amount                                                    $0.00

               (b)    The amount by which the Class D Invested Amount has been reduced on the Distribution
                      Date in respect of Reallocated Principal Collections                                                    $0.00

               (c)    The amount by which the Class D Invested Amount has been reduced on the Distribution
                      Date in respect of items 6(a), 7(a) and 8(a) above                                                      $0.00

               (d)    The total amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date as set forth in items 9(a), (b) and (c)                                               $0.00

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------

               (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                      Class D Invested Amount on prior Distribution Dates                                                     $0.00

               (f)    The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving
                      effect to all deposits, withdrawals and distributions on the Distribution Date                          $0.00

        (10)   Investor Monthly Servicing Fee

               (a)    The amount of the Series 1999-2 Monthly Servicing Fee payable to the Servicer on the
                      Distribution Date                                                                                 $368,934.03

        (11)   Class A Monthly Interest

               (a)    Class A Monthly Interest payable on the Distribution Date                                       $2,750,000.00

        (12)   Class B Monthly Interest

               (a)    Class B Monthly Interest payable on the Distribution Date                                         $119,000.00

        (13)   Principal Funding Account Amount

               (a)    The amount on deposit in the Principal Funding Account on the Distribution Date,
                      after giving effect to all deposits, withdrawals and distributions on such
                      Distribution Date                                                                                       $0.00

               (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2002. (The initial funding date for the
                      Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

        (14)   Deficit Controlled Accumulation Amount

               The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
               all deposits, withdrawals and distributions on such Distribution Date                                          $0.00

        (15)   Class A Reserve Account

               (a)    The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                      and the related Transfer Date                                                                           $0.00

               (b)    The Class A Required Reserve Account Amount                                                             $0.00

        (16)   Class B Reserve Account

               (a)    The amount on deposit in the Class B Reserve Account on the Distribution Date,
                      after giving effect to all deposits, withdrawals and distributions on such
                      Distribution Date and the related Transfer Date                                                   $140,625.00

               (b)    The Class B Required Reserve Account Amount                                                       $140,625.00

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------

C)      Class A Invested Amount

        (1)    The Class A Initial Invested Amount                                                                  $500,000,000.00

        (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution  Date                                                       $0.00

        (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
               Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
               Certificate by the Pool Factor                                                                              0.000000

D)      Class B Invested Amount

        (1)    The Class B Initial Invested Amount                                                                   $56,250,000.00

        (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                               $56,250,000.00

        (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
               Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
               Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
               Certificate by the Pool Factor                                                                              1.000000

E)      Collateral Invested Amount

        (1)    The Collateral Initial Invested Amount                                                                $50,000,000.00

        (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                                        $0.00

        (3)    The Collateral Invested Amount as a percentage of the Adjusted Invested Amount on such Distribution
               Date                                                                                                            0.00%

F)      Class D Invested Amount

        (1)    The Class D Initial Invested Amount                                                                   $18,750,000.00

        (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                                               $18,750,000.00

        (3)    The Class D Invested Amount as a percentage of the Adjusted Invested Amount on such
               Distribution Date                                                                                              25.00%

G)      Receivables Balances

        (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on the
               last day of the immediately preceding Monthly Period                                                  $6,864,862,158

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------


        (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
               the last day of the immediately preceding Monthly Period                                                $157,128,757

H)      Annualized Percentages

        (1)    The Gross Yield (Available Finance Charge Collections for the Series 1999-2 Certificates for
               the preceding Monthly Period (excluding payments received from Interest Rate Protection
               Agreements) divided by the Invested Amount of the Series 1999-2 Certificates as of the last day
               of the next preceding Monthly Period, multiplied by 12)                                                        10.35%

        (2)    The Net Loss Rate (the Series 1999-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1999-2 Certificates as of the last day of the next
               preceding Monthly Period, multiplied by 12)                                                                     3.43%

        (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-2
               Certificates for the preceding Monthly Period)                                                                  6.92%

        (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee
               Rate of 2% per annum) for the preceding Monthly Period with respect to the related
               Distribution Date, divided by the Invested Amount of the Series 1999-2 Certificates as of the
               last day of the next preceding Monthly Period, multiplied  by 12)                                               6.80%

        (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-2 Certificates for
               the preceding Monthly Period)                                                                                   0.12%

        (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
               with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
               amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                     8.83%

I)      Series 1999-2 Information for the Last Three Distribution Dates

        1)     Gross Yield

               a)         09/16/02                                        10.35%
               b)         08/15/02                                        15.43%
               c)         07/15/02                                        17.61%

        2)     Net Loss Rate

               a)         09/16/02                                         3.43%
               b)         08/15/02                                         5.66%
               c)         07/15/02                                         8.96%

        3)     Net Spread (Portfolio Yield Minus Base Rate)

               a)         09/16/02                                         0.12%
               b)         08/15/02                                         2.48%
               c)         07/15/02                                         0.94%

               Three Month Average                                         1.18%

                      -------------------------------------

                         Series 1999-2 Monthly Statement
                      September 16, 2002 Distribution Date
                    ----------------------------------------

        4)     Monthly Payment Rate

               a)         09/16/02                                         8.83%
               b)         08/15/02                                         9.39%
               c)         07/15/02                                         8.38%








                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                               By:
                                  ---------------------------------
                               Name:    Patricia Garvey
                               Title:   Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on September 16, 2002,and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)      Information Regarding the Current Monthly Distribution for the Series
        2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)   The total amount distributed to Class A Certificateholders per $1,000 original certificate
              principal amount                                                                                            $6.241667

        (2)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect
              to interest per $1,000 original certificate principal amount                                                $6.241667

        (3)   The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
               principal per $1,000 original certificate principal amount                                                 $0.000000

        (4)   The total amount distributed to Class B Certificateholders per $1,000 original certificate
              principal amount                                                                                            $2.008889

        (5)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
              interest per $1,000 original certificate principal amount                                                    2.008889

        (6)   The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
              principal per $1,000 original certificate principal amount                                                   0.000000

B)      Information Regarding the Performance of the Trust

        (1)   Allocation of Receivables Collections to the Series 2000-1 Certificates

              (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                    immediately preceding the Distribution Date                                                      $83,238,880.73

              (b)   The aggregate amount of Interchange collected and allocated to the Trust for the
                    Monthly Period immediately preceding the Distribution Date                                        $5,200,059.27

                      ------------------------------------

                         Series 2000-1 Monthly Statement
                      September 16, 2002 Distribution Date
                      ------------------------------------


              (c)   The aggregate amount of Principal Receivables collected during the Monthly Period
                    immediately preceding the Distribution Date                                                    $536,037,404.93

              (d)   The Floating Allocation Percentage with respect to the Series 2000-1 Certificates for
                    the Monthly Period immediately preceding the Distribution Date                                        7.564398%

              (e)   The Principal Allocation Percentage with respect to the Series 2000-1 Certificates
                    for the Monthly Period immediately preceding the Distribution Date                                    7.564398%

              (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1
                    Certificates for the Monthly Period immediately preceding the Distribution Date                   $6,689,873.39

              (g)   The Principal Receivables collected and allocated to the Series 2000-1 Certificates for
                     the Monthly Period immediately preceding the Distribution Date                                  $40,548,002.62

        (2)   Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-1
              for the Monthly Period immediately preceding the Distribution Date.

              (a)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1
                    Certificates                                                                                      $6,689,873.39

              (b)   Collection Account and Special Funding Account investment earnings allocated to the Series
                     2000-1 Certificates                                                                                      $0.00

              (c)   Principal Funding Account Investment Proceeds                                                             $0.00

              (d)   Class A Reserve Draw Amount                                                                               $0.00

              (e)   Class B Reserve Draw Amount                                                                               $0.00

              (f)   Additional Finance Charges from other Series allocated to the Series 2000-1 Certificates             $91,709.25

              (g)   Payments, if any, on deposit as of the Determination Date received from any Interest
                    Rate Protection Agreements                                                                                $0.00

              (h)   Reallocated Class D Principal Collections                                                                 $0.00

              (i)   Reallocated Collateral Principal Collections                                                              $0.00

              (j)   Reallocated Class B Principal Collections                                                                 $0.00

              (k)   Total Available Finance Charge Collections and Reallocated Principal Collections
                    for Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)
                    above)                                                                                            $6,781,582.64

        (3)   Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the
              Distribution Date

              (a)   The Principal Receivables collected and allocated to the Series 2000-1 Certificates              $40,548,002.62

              (b)   Shared Principal Collections from other Series allocated to the Series 2000-1 Certificates                $0.00

              (c)   Additional amounts to be treated as Available Principal Collections pursuant to the
                    Series Supplement                                                                                 $3,479,234.47

                      ------------------------------------

                         Series 2000-1 Monthly Statement
                      September 16, 2002 Distribution Date
                      ------------------------------------


              (d)   Reallocated Class D Principal Collections                                                           $276,415.71

              (e)   Reallocated Collateral Principal Collections                                                              $0.00

              (f)   Reallocated Class B Principal Collections                                                                 $0.00

              (g)   Available Principal Collections for Series 2000-1 (total of (a), (b) and ( c) minus (d),
                    (e) and (f) above)                                                                               $44,303,652.80

        (4)   Delinquent Balances in the Trust

              The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
              Distribution Date.

              (a)   31-60 days                                                                                         $126,906,400
              (b)   61-90 days                                                                                           83,413,714
              (c)   91 or more days                                                                                     160,883,418
                                                                                                                       ------------
              (d)   Total Delinquencies                                                                                $371,203,532

        (5)   Defaulted Amount

              (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly
                    Period immediately preceding the Distribution Date                                               $53,084,921.45

              (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly
                    Period immediately preceding the Distribution Date                                                $7,090,058.66

              (c)   The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date
                    [Defaulted Receivables minus Recoveries]                                                         $45,994,862.79

              (d)   The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                    Date allocable to the Series 2000-1 Certificates (the "Series 2000-1 Defaulted
                    Amount")                                                                                          $3,479,234.47

              (e)   The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class A
                    Percentage]                                                                                     $2,783,387.58

              (f)   The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class B
                    Percentage]                                                                                         $313,131.10

        (6)   Class A Charge-Offs

            (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                    Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                    Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted
                    Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                    Invested Amount has been reduced in respect of such Class A Defaulted Amount (a "Class
                    A Charge-Off")                                                                                            $0.00

              (b)   The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                    Certificateholder's investment)                                                                       $0.000000

                      ------------------------------------

                         Series 2000-1 Monthly Statement
                      September 16, 2002 Distribution Date
                      ------------------------------------


              (c)   The total amount reimbursed on the Distribution Date in respect of  Class A Charge-Offs for prior
                    Distribution  Dates                                                                                       $0.00

              (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                    A Certificateholder's investment)                                                                    $0.0000000

              (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution Date                                                   $0.00

        (7)   Class B Charge-Offs

              (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge
                    Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections
                    applied to such Class B Defaulted Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral
                    Invested Amount has been reduced in respect of such Class B Defaulted Amount                              $0.00

              (b)   The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect
                    of Reallocated Class B Principal Collections                                                              $0.00

              (c)   The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect
                    of item 6(a) (together with item 7(a), "Class B Charge-Offs")                                             $0.00

              (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as
                    set forth in items 7(a), (b) and (c)                                                                     $0.00

              (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B Certificateholder's
                    investment)                                                                                           $0.000000

              (f)   The total amount reimbursed on the Distribution Date in respect of reductions in the Class B Invested
                    Amount on prior Distribution Dates                                                                        $0.00

              (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                    B Certificateholder's investment)                                                                     $0.000000

              (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution Date                                                   $0.00

        (8)   Reductions in the Collateral Interest

              (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge
                    Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D Principal
                    Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D
                    Invested Amount has been reduced in respect of such Collateral Defaulted Amount                           $0.00

                      ------------------------------------

                         Series 2000-1 Monthly Statement
                      September 16, 2002 Distribution Date
                      ------------------------------------


              (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in
                    respect of Reallocated Collateral Principal Collections                                                   $0.00

              (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in
                    respect of items 6(a) and 7(a) above                                                                      $0.00

              (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution
                    Date as set forth in items 8(a), (b) and (c)                                                              $0.00

              (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral
                    Invested Amount on prior Distribution Dates                                                               $0.00

              (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving
                    effect to all deposits, withdrawals and distributions on the Distribution Date                            $0.00

        (9)   Reductions in the Class D Interest

              (a)   The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                    Collections applied to such Class D Defaulted Amount                                                 $12,667.79

              (b)   The amount by which the Class D Invested Amount has been reduced on the Distribution Date in
                    respect of Reallocated Principal Collections                                                        $276,415.71

              (c)   The amount by which the Class D Invested Amount has been reduced on the Distribution Date in
                    respect of items 6(a), 7(a) and 8 (a) above                                                               $0.00

              (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution
                     Date as set forth in items 9(a), (b) and (c )                                                      $289,083.50

              (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the Class
                    D Invested Amount on prior Distribution Dates                                                             $0.00

              (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the
                    Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on the Distribution Date                                                    $0.00

        (10)  Investor Monthly Servicing Fee

              (a)   The amount of the Series 2000-1 Monthly Servicing Fee payable to the Servicer on the
                    Distribution Date                                                                                   $765,625.00

        (11)  Class A Monthly Interest

              (a)   Class A Monthly Interest payable on the Distribution Date                                         $2,621,500.00

        (12)  Class B Monthly Interest

              (a)   Class B Monthly Interest payable on the Distribution Date                                            $94,920.00

        (13)  Principal Funding Account Amount

              (a)   The amount on deposit in the Principal Funding Account on the Distribution Date, after
                    giving effect to all deposits, withdrawals and distributions on such Distribution Date                    $0.00

                      ------------------------------------

                         Series 2000-1 Monthly Statement
                      September 16, 2002 Distribution Date
                      ------------------------------------


              (b)   Deposits to the Principal Funding Account are currently scheduled to commence on the
                    Distribution Date occurring in March 2004 (The initial funding date for the Principal
                    Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

        (14)  Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on such Distribution Date                                           $0.00

        (15)  Class A Reserve Account

              (a)   The amount on deposit in the Class A Reserve  Account on the Distribution  Date,
                    after  giving  effect to all  deposits, withdrawals and  distributions on such
                    Distribution Date and the related Transfer Date                                                           $0.00

              (b)   The Class A Required Reserve Account Amount                                                               $0.00

        (16)  Class B Reserve Account

              (a)   The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and
                    the related Transfer Date                                                                                 $0.00

              (b)   The Class B Required Reserve Account Amount                                                               $0.00

C)      Class A Invested Amount

        (1)   The Class A Initial Invested Amount                                                                   $420,000,000.00

        (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
              withdrawals and distributions on such Distribution Date                                               $420,000,000.00

        (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A
              Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
              Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
              Invested Amount can be determined by multiplying the original denomination of the Class
              A Certificateholder's Certificate by the Pool Factor                                                         1.000000

D)      Class B Invested Amount

        (1)   The Class B Initial Invested Amount                                                                    $47,250,000.00

        (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
              withdrawals and distributions on such Distribution  Date                                               $47,250,000.00

        (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B
              Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
              Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
              Invested Amount can be determined by multiplying the original denomination of the Class
              B Certificateholder's Certificate by the Pool Factor                                                         1.000000

                      ------------------------------------

                         Series 2000-1 Monthly Statement
                      September 16, 2002 Distribution Date
                      ------------------------------------


E)      Collateral Invested Amount

        (1)   The Collateral Initial Invested Amount                                                                 $42,000,000.00

        (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
              withdrawals and distributions on such Distribution Date                                                $42,000,000.00

        (3)   The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution Date                  8.00%

F)      Class D Invested Amount

        (1)   The Class D Initial Invested Amount                                                                    $15,750,000.00

        (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
              withdrawals and distributions on such Distribution Date                                                $15,750,000.00

        (3)   The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                     3.00%

G)      Receivables Balances

        (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the
              last day of the immediately preceding Monthly Period                                                   $6,864,862,158

        (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business
              on the last day of the immediately preceding Monthly Period                                              $157,128,757

H)      Annualized Percentages

        (1)   The Gross Yield (Available Finance Charge Collections for the Series 2000-1
              Certificates for the preceding Monthly Period (excluding payments received from
              Interest Rate Protection Agreements) divided by the Invested Amount of the Series
              2000-1 Certificates as of the last day of the next preceding Monthly Period,
              multiplied by 12)                                                                                               15.50%

        (2)   The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 2000-1 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                                 7.95%

        (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1
              Certificates for the preceding Monthly Period)                                                                   7.55%

        (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
              Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
              2000-1 Certificates as of the last day of the next preceding Monthly Period,
              multiplied by 12)                                                                                                8.46%

        (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates for the
              preceding Monthly Period)                                                                                       -0.91%

        (6)   The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in the Trust for the preceding Monthly
              Period divided by the amount of Receivables in the Trust as of the last day of the
              next preceding Monthly Period)                                                                                   8.83%

                      ------------------------------------

                         Series 2000-1 Monthly Statement
                      September 16, 2002 Distribution Date
                      ------------------------------------

I)      Series 2000-1 Information for the Last Three Distribution Dates

        1)    Gross Yield

              a)     09/16/02            15.50%
              b)     08/15/02            18.78%
              c)     07/15/02            17.61%

        2)    Net Loss Rate

              a)     09/16/02            7.95%
              b)     08/15/02            7.81%
              c)     07/15/02            8.96%

        3)    Net Spread (Portfolio Yield Minus Base Rate)

              a)     09/16/02           -0.91%
              b)     08/15/02            2.52%
              c)     07/15/02            0.24%

              Three Month Average        0.62%

        4)    Monthly Payment Rate

              a)     09/16/02            8.83%
              b)     08/15/02            9.39%
              c)     07/15/02            8.38%



                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                By:
                                      ---------------------------------

                                Name:  Patricia Garvey
                                Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-2
                  ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on September 16, 2002 and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)        Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates
          and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)       The total amount distributed to Class A Certificateholders per $1,000 original certificate
                    principal amount                                                                                      $1.733333

          (2)       The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                    interest per $1,000 original certificate principal amount                                             $1.733333

          (3)       The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                    principal per $1,000 original certificate principal amount                                            $0.000000

          (4)       The total amount distributed to Class B Certificateholders per $1,000 original certificate
                    principal amount                                                                                      $2.035556

          (5)       The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                    interest per $1,000 original certificate principal amount                                             $2.035556

          (6)       The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                    principal per $1,000 original certificate principal amount                                            $0.000000

B)        Information Regarding the Performance of the Trust

          (1)       Allocation of Receivables Collections to the Series 2000-2 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                            immediately preceding the Distribution Date                                              $83,238,880.73

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------

                    (b)     The aggregate amount of Interchange collected and allocated to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                        $5,200,059.27

                    (c)     The aggregate amount of Principal Receivables collected during the Monthly Period
                            immediately preceding the Distribution Date                                             $536,037,404.93

                    (d)     The Floating Allocation Percentage with respect to the Series 2000-2 Certificates for
                            the Monthly Period immediately preceding the Distribution Date                                 8.339569%

                    (e)     The Principal Allocation Percentage with respect to the Series 2000-2 Certificates for
                            the Monthly Period immediately preceding the Distribution Date                                 8.339569%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                            2000-2 Certificates for the Monthly Period immediately preceding the Distribution Date    $7,375,426.13

                    (g)     The Principal Receivables collected and allocated to the Series 2000-2 Certificates
                            for the Monthly Period immediately preceding the Distribution Date                        $44,703,207.46

          (2)       Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-2
                    for the Monthly Period immediately preceding the Distribution Date.

                    (a)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                            2000-2 Certificates                                                                       $7,375,426.13

                    (b)     Collection Account and Special Funding Account investment earnings allocated to the
                            Series 2000-2 Certificates                                                                        $0.00

                    (c)     Principal Funding Account Investment Proceeds                                                     $0.00

                    (d)     Class A Reserve Draw Amount                                                                       $0.00

                    (e)     Class B Reserve Draw Amount                                                                       $0.00

                    (f)     Additional Finance Charges from other Series allocated to the Series 2000-2
                            Certificates                                                                              $1,040,616.12

                    (g)     Payments, if any, on deposit as of the Determination Date received from any Interest
                            Rate Protection Agreements                                                                        $0.00

                    (h)     Reallocated Class D Principal Collections                                                         $0.00

                    (i)     Reallocated Collateral Principal Collections                                                      $0.00

                    (j)     Reallocated Class B Principal Collections                                                         $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------

                    (k)     Total Available Finance Charge Collections and Reallocated Principal Collections for
                            Series 2000-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)        $8,416,042.25

          (3)       Available Principal Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the Series 2000-2 Certificates      $44,703,207.46

                    (b)     Shared Principal Collections from other Series allocated to the Series 2000-2
                            Certificates                                                                                      $0.00

                    (c)     Additional amounts to be treated as Available Principal Collections pursuant to the
                            Series Supplement                                                                         $3,835,773.17

                    (d)     Reallocated Class D Principal Collections                                                         $0.00

                    (e)     Reallocated Collateral Principal Collections                                                      $0.00

                    (f)     Reallocated Class B Principal Collections                                                         $0.00

                    (g)     Available Principal Collections for Series 2000-2 (total of (a), (b) and ( c) minus
                            (d), (e) and (f) above)                                                                  $48,538,980.63

          (4)       Delinquent Balances in the Trust

                    The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                    (a)     31-60 days                                                                                 $126,906,400
                    (b)     61-90 days                                                                                   83,413,714
                    (c)     91 or more days                                                                             160,883,418
                                                                                                                       ------------
                    (d)     Total Delinquencies                                                                        $371,203,532

          (5)       Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                       $53,084,921.45

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                            during the Monthly Period immediately preceding the Distribution Date                     $7,090,058.66

                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                            Date [Defaulted Receivables minus Recoveries]                                            $45,994,862.79

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                            Date allocable to the Series 2000-2 Certificates (the "Series 2000-2 Defaulted Amount")   $3,835,773.17

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------

                    (e)     The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the Class A
                            Percentage]                                                                               $2,982,200.98

                    (f)     The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the Class B
                            Percentage]                                                                                 $392,987.82

          (6)       Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Class A
                            Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                            Class A Defaulted Amount, (iii) the amount by which the Class D invested
                            Amount has been reduced in respect of such Class A Defaulted Amount,
                            (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                            Defaulted Amount (a"Class A Charge-Off")                                                          $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                            amount of each Class A Certificateholder's investment)                                        $0.000000

                    (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                            Charge-Offs for prior Distribution  Dates                                                         $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                            Certificateholder's investment)                                                               $0.000000

                    (e)     The amount, if any, by which the outstanding principal balance of the Class A
                            Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                            after giving effect to all deposits, withdrawals and distributions on such
                            Distribution Date                                                                                 $0.00

          (7)       Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                            Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                            Class D Principal Collections applied to such Class B Defaulted Amount, (iii)
                            Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount,
                            (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested
                            Amount has been reduced in respect of such Class B Defaulted Amount                               $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                            Date in respect of Reallocated Class B Principal Collections                                      $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------


                    (c)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                            Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                     $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date as set forth in items 7(a), (b) and ( c)                                        $0.00

                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                            Certificateholder's investment)                                                               $0.000000

                    (f)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                            Class B Invested Amount on prior Distribution Dates                                               $0.00

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                            Certificateholder's investment)                                                               $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the Class B
                            Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                            after giving effect to all deposits, withdrawals and distributions on such
                            Distribution Date                                                                                 $0.00

          (8)       Reductions in the Collateral Interest

                   (a)      The excess, if any, of the Collateral Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Collateral
                            Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                            Class D Invested Amount has been reduced in respect of such Collateral
                            Defaulted Amount                                                                                  $0.00

                    (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                            Collections                                                                                       $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a) and 7(a) above                                         $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                            Distribution Date as set forth in items 8(a), (b) and (c)                                         $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Collateral Invested Amount on prior Distribution Dates                          $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                            Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                            after giving effect to all deposits, withdrawals and distributions on the Distribution
                            Date                                                                                              $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------


          (9)       Reductions in the Class D Interest

                    (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                            Collections applied to such Class D Defaulted Amount                                              $0.00

                    (b)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                            Date in respect of Reallocated Principal Collections                                              $0.00

                    (c)     The amount by which the Class D Invested Amount has been reduced on the Distribution
                            Date in respect of items 6(a), 7(a) and 8 (a) above                                               $0.00

                    (d)     The total amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date as set forth in items 9(a), (b) and (c )                                        $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the
                            Class D Invested Amount on prior Distribution Dates                                               $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving
                            effect to all deposits, withdrawals and distributions on the Distribution Date                    $0.00

          (10)      Investor Monthly Servicing Fee

                    (a)     The amount of the Series 2000-2 Monthly Servicing Fee payable to the Servicer on the
                            Distribution Date                                                                           $844,083.33

          (11)      Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                   $780,000.00

          (12)      Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                   $120,708.44

          (13)      Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the Distribution Date, after
                            giving effect to all deposits, withdrawals and distributions on such Distribution Date            $0.00

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------

          (14)      Deficit Controlled Accumulation Amount

                           The Deficit Controlled Accumulation Amount for the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such Distribution Date $0.00

          (15)      Class A Reserve Account

                    (a)     The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                            and the related Transfer Date                                                                     $0.00

                    (b)     The Class A Required Reserve Account Amount                                                       $0.00

          (16)      Class B Reserve Account

                    (a)     The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                            and the related Transfer Date                                                                     $0.00

                    (b)     The Class B Required Reserve Account Amount                                                       $0.00

C)        Class A Invested Amount

          (1)       The Class A Initial Invested Amount                                                             $450,000,000.00

          (2)       The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution Date                                         $450,000,000.00

          (3)       The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
                    Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
                    Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
                    Certificate by the Pool Factor                                                                         1.000000

D)        Class B Invested Amount

          (1)       The Class B Initial Invested Amount                                                              $59,300,000.00

          (2)       The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution  Date                                         $59,300,000.00

          (3)       The Pool Factor for the Distribution Date (which represents the ratio of the Class
                    B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                    B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                    denomination of the Class B Certificateholder's Certificate by the Pool Factor.                        1.000000

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------

E)        Collateral Invested Amount

          (1)       The Collateral Initial Invested Amount                                                           $49,200,000.00

          (2)       The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution Date                                          $49,200,000.00

          (3)       The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution Date            8.50%

F)        Class D Invested Amount

          (1)       The Class D Initial Invested Amount                                                              $20,300,000.00

          (2)       The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution Date                                          $20,300,000.00

          (3)       The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date               3.51%

G)        Receivables Balances

          (1)       The aggregate amount of Principal Receivables in the Trust at the close of business on the
                    last day of the immediately preceding Monthly Period                                                         $0

          (2)       The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                    the last day of the immediately preceding Monthly Period                                                     $0

H)        Annualized Percentages

          (1)       The Gross Yield (Available Finance Charge Collections for the Series 2000-2 Certificates for
                    the preceding Monthly Period (excluding payments received from Interest Rate Protection
                    Agreements) divided by the Invested Amount of the Series 2000-2 Certificates as of the last
                    day of the next preceding Monthly Period, multiplied by 12)                                              17.45%

          (2)       The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next
                    preceding Monthly Period, multiplied by 12)                                                               7.95%

          (3)       The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-2
                    Certificates for the preceding Monthly Period)                                                            9.50%

          (4)       The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                    Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2
                    Certificates as of the last day of the next preceding Monthly multiplied by 12)                            4.55%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                      September 16, 2002 Distribution Date
                     --------------------------------------

          (5)       The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2 Certificates for
                    the preceding Monthly Period)                                                                              4.95%

          (6)       The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables
                    with respect to all Receivables in the Trust for the preceding Monthly Period divided by the
                    amount of Receivables in the Trust as of the last day of the next preceding Monthly Period)                8.83%


I)        Series 2000-2 Information for the Last Three Distribution Dates

          1)        Gross Yield

                    a)           09/16/02                17.45%
                    b)           08/15/02                18.78%
                    c)           07/15/02                24.06%

          2)        Net Loss Rate

                    a)           09/16/02                 7.95%
                    b)           08/15/02                 7.81%
                    c)           07/15/02                 8.96%

          3)        Net Spread (Portfolio Yield Minus Base Rate)

                    a)           09/16/02                 4.95%
                    b)           08/15/02                 6.43%
                    c)           07/15/02                10.74%

                    Three Month Average                   7.37%

          4)        Monthly Payment Rate

                    a)           09/16/02                 8.83%
                    b)           08/15/02                 9.39%
                    c)           07/15/02                 8.38%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By:
                                    ------------------------------------
                                 Name:  Patricia Garvey
                                 Title: Vice President

                                MONTHLY STATEMENT
                 ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                 Series 2000-3
                 ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on September 16, 2002 and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)         Information  Regarding the Current Monthly  Distribution for the Series 2000-3 Class A Certificates
           and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

           (1)        The  total  amount  distributed  to  Class  A  Certificateholders  per  $1,000  original
                      certificate principal amount                                                                        $1.688889

           (2)        The  amount  set forth in A(1)  above  distributed  to Class A  Certificateholders  with
                      respect to interest per $1,000 original certificate principal amount                                $1.688889

           (3)        The  amount  set forth in A(1)  above  distributed  to Class A  Certificateholders  with
                      respect to principal per $1,000 original certificate principal amount                               $0.000000

           (4)        The  total  amount  distributed  to  Class  B  Certificateholders  per  $1,000  original
                      certificate principal amount                                                                        $1.982222

           (5)        The  amount  set forth in A(4)  above  distributed  to Class B  Certificateholders  with
                      respect to interest per $1,000 original certificate principal amount                                $1.982222

           (6)        The amount set forth in A(4) above distributed to Class B Certificateholders with respect
                      to principal per $1,000 original certificate principal amount                                       $0.000000

B)         Information Regarding the Performance of the Trust

           (1)        Allocation of Receivables Collections to the Series 2000-3 Certificates

                      (a)        The aggregate amount of Finance Charge Receivables collected during
                                 the Monthly  Period  immediately  preceding the  Distribution  Date                 $83,238,880.73

                      (b)        The aggregate amount of Interchange  collected and allocated to the Trust for
                                 the Monthly Period immediately preceding the Distribution Date                       $5,200,059.27

                      (c)        The aggregate  amount of Principal  Receivables  collected during the Monthly
                                 Period immediately preceding the Distribution Date                                 $536,037,404.93

                 ---------------------------------------------

                         Series 2000-3 Monthly Statement
                      September 16, 2002 Distribution Date
                 ---------------------------------------------

                      (d)        The Floating Allocation Percentage with respect to the Series 2000-3
                                 Certificates for the Monthly Period immediately preceding the Distribution Date          10.085864%

                      (e)        The Principal Allocation Percentage with respect to the Series 2000-3
                                 Certificates for the Monthly Period immediately preceding the Distribution Date          10.085864%

                      (f)        The Finance Charge Receivables and Interchange collected and allocated to the
                                 Series 2000-3 Certificates for the Monthly Period immediately preceding the
                                 Distribution Date                                                                    $8,919,831.19

                      (g)        The Principal Receivables collected and allocated to the Series 2000-3
                                 Certificates for the Monthly Period immediately preceding the Distribution Date     $54,064,003.50

           (2)        Available Finance Charge  Collections and Reallocated  Principal  Collections for Series
                      2000-3 for the Monthly Period immediately preceding the Distribution Date.

                      (a)        The Finance Charge Receivables and Interchange collected and allocated to the
                                 Series 2000-3 Certificates                                                           $8,919,831.19

                      (b)        Collection Account and Special Funding Account investment earnings allocated to
                                 the Series 2000-3 Certificates                                                               $0.00

                      (c)        Principal Funding Account Investment Proceeds                                                $0.00

                      (d)        Class A Reserve Draw Amount                                                                  $0.00

                      (e)        Class B Reserve Draw Amount                                                                  $0.00

                      (f)        Additional  Finance Charges from other Series  allocated to the Series 2000-3
                                 Certificates                                                                         $1,247,230.36

                      (g)        Payments,  if any, on deposit as of the Determination  Date received from any
                                 Interest Rate Protection Agreements                                                          $0.00

                      (h)        Reallocated Class D Principal Collections                                                    $0.00

                      (i)        Reallocated Collateral Principal Collections                                                 $0.00

                      (J)        Reallocated Class B Principal Collections                                                    $0.00

                      (k)        Total Available Finance Charge Collections and Reallocated Principal
                                 Collections for Series 2000-3 (total of (a), (b), (c), (d), (e), (f), (g), (h),
                                 (i) and (J) above)                                                                  $10,167,061.55

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------



           (3)        Available  Principal  Collections  for Series 2000-3 for the Monthly Period  immediately preceding the Distribution Date

                      (a)        The  Principal  Receivables  collected  and  allocated  to the Series  2000-3
                                 Certificates                                                                        $54,064,003.50

                      (b)        Shared Principal Collections from other Series allocated to the Series 2000-3
                                 Certificates                                                                                 $0.00

                      (c)        Additional amounts to be treated as Available Principal  Collections pursuant
                                 to the Series Supplement                                                             $4,638,979.29

                      (d)        Reallocated Class D Principal Collections                                                    $0.00

                      (e)        Reallocated Collateral Principal Collections                                                 $0.00

                      (f)        Reallocated Class B Principal Collections                                                    $0.00

                      (g)        Available Principal Collections for Series 2000-3 (total of (a), (b) and ( c)
                                 minus (d), (e) and (f) above)                                                       $58,702,982.79


           (4)        Delinquent Balances in the Trust

           The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

           (a)     31-60 days                                                                                          $126,906,400
           (b)     61-90 days                                                                                            83,413,714
           (c)     91 or more days                                                                                      160,883,418
                                                                                                                       ------------
           (d)     Total Delinquencies                                                                                 $371,203,532

           (5)        Defaulted Amount

                      (a)        The aggregate  amount of Defaulted  Receivables with respect to the Trust for
                                 the Monthly Period immediately preceding the Distribution Date                      $53,084,921.45

                      (b)        The aggregate Amount of Recoveries of Defaulted  Receivables processed during
                                 the Monthly Period immediately preceding the Distribution Date                       $7,090,058.66

                      (c)        The Defaulted Amount for the Monthly Period immediately preceding the
                                 Distribution Date [Defaulted Receivables minus Recoveries]                          $45,994,862.79

                      (d)        The Defaulted Amount for the Monthly Period immediately preceding the
                                 Distribution Date allocable to the Series 2000-3 Certificates (the "Series
                                 2000-3 Defaulted Amount")                                                            $4,638,979.29

                      (e)        The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by
                                 the Class A Percentage]                                                              $3,606,806.40

                      (f)        The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by
                                 the Class B Percentage]                                                                $475,495.38

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------



           (6)        Class A Charge-Offs

                      (a)        The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                                 Available Finance Charge Collections applied to such Class A Defaulted Amount,
                                 (ii) Reallocated Principal Collections applied to such Class A Defaulted
                                 Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the
                                 Collateral Invested Amount has been reduced in respect of such Class A
                                 Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount (a "Class A
                                 Charge-Off")                                                                                 $0.00

                      (b)        The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                                 pro rata, the amount of each Class A Certificateholder's investment)                     $0.000000

                      (c)        The total amount reimbursed on the Distribution Date in respect of Class A
                                 Charge-Offs for prior Distribution Dates                                                     $0.00

                      (d)        The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                                 amount of each Class A Certificateholder's investment)                                   $0.000000

                      (e)        The amount, if any, by which the outstanding principal balance of the Class A
                                 Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                                 Date, after giving effect to all deposits, withdrawals and distributions on
                                 such Distribution Date                                                                       $0.00

           (7)        Class B Charge-Offs

                      (a)        The excess, if any, of the Class B Defaulted Amount over the sum of
                                 (i) Available Finance Charge Collections applied to such Class B Defaulted Amount,
                                 (ii) Reallocated Class D Principal Collections applied to such Class B
                                 Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                                 Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B
                                 Defaulted Amount and (v) the amount by which the Collateral Invested Amount has
                                 been reduced in respect of such Class B Defaulted Amount                                     $0.00

           (b)        The amount by which the Class B Invested  Amount  has been  reduced on the  Distribution
                      Date in respect of Reallocated Class B Principal Collections                                            $0.00

           (c)        The amount by which the Class B Invested  Amount  has been  reduced on the  Distribution
                      Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                           $0.00

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement

                      September 16, 2002 Distribution Date
                  ---------------------------------------------

                      (d)        The total amount by which the Class B Invested Amount has been reduced on the
                                 Distribution Date as set forth in items 7(a), (b) and ( c)                                   $0.00

                      (e)        The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                                 of each Class B Certificateholder's investment)                                          $0.000000

                      (f)        The total amount reimbursed on the Distribution Date in respect of reductions
                                 in the Class B Invested Amount on prior Distribution Dates                                   $0.00

                      (g)        The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                                 amount of each Class B Certificateholder's investment)                                   $0.000000

                      (h)        The amount, if any, by which the outstanding principal balance of the Class B
                                 Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                                 Date, after giving effect to all deposits, withdrawals and distributions on
                                 such Distribution Date                                                                       $0.00

           (8)        Reductions in the Collateral Interest

                      (a)        The excess, if any, of the Collateral Defaulted Amount over the sum of
                                 (i) Available Finance Charge Collections applied to such Collateral Defaulted
                                 Amount, (ii) Reallocated Class D Principal Collections applied to such
                                 Collateral Defaulted Amount and (iii) the amount by which the Class D Invested
                                 Amount has been reduced in respect of such Collateral Defaulted Amount                       $0.00

                      (b)        The amount by which the Collateral Invested Amount has been reduced on the
                                 Distribution Date in respect of Reallocated Collateral Principal Collections                 $0.00

                      (c)        The amount by which the Collateral Invested Amount has been reduced on the
                                 Distribution Date in respect of items 6(a) and 7(a) above                                    $0.00

                      (d)        The total amount by which the Collateral Invested Amount has been reduced on
                                 the Distribution Date as set forth in items 8(a), (b) and (c)                                $0.00

                      (e)        The total amount reimbursed on the Distribution Date in respect of reductions
                                 in the Collateral Invested Amount on prior Distribution Dates                                $0.00

                      (f)        The amount, if any, by which the outstanding principal balance of the
                                 Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                                 Distribution Date, after giving effect to all deposits, withdrawals and
                                 distributions on the Distribution Date                                                       $0.00

           (9)        Reductions in the Class D Interest

                      (a)        The excess, if any, of the Class D Defaulted Amount over Available Finance
                                 Charge Collections applied to such Class D Defaulted Amount                                  $0.00

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

                      (b)        The amount by which the Class D Invested Amount has been reduced on the
                                 Distribution Date in respect of Reallocated Principal Collections                            $0.00

                      (c)        The amount by which the Class D Invested Amount has been reduced on the
                                 Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                             $0.00

                      (d)        The total amount by which the Class D Invested Amount has been reduced on the
                                 Distribution Date as set forth in items 9(a), (b) and (c)                                    $0.00

                      (e)        The total amount reimbursed on the Distribution Date in respect of reductions
                                 in the Class D Invested Amount on prior Distribution Dates                                   $0.00

                      (f)        The amount, if any, by which the outstanding principal balance of the Class D
                                 Interest exceeds the Class D Invested Amount, if any, as of the Distribution
                                 Date, after giving effect to all deposits, withdrawals and distributions on the
                                 Distribution Date                                                                            $0.00

           (10)       Investor Monthly Servicing Fee

                      (a)        The amount of the Series 2000-3 Monthly Servicing Fee payable to the Servicer
                                 on the Distribution Date                                                             $1,020,833.33

           (11)       Class A Monthly Interest

                      (a)        Class A Monthly Interest payable on the Distribution Date                              $919,177.78

           (12)       Class B Monthly Interest

                      (a)        Class B Monthly Interest payable on the Distribution Date                              $142,224.44

           (13)       Principal Funding Account Amount

                      (a)        The amount on deposit in the Principal Funding Account on the Distribution
                                 Date, after giving effect to all deposits, withdrawals and distributions on
                                 such Distribution Date                                                                       $0.00

                      (b)        Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


(14)       Deficit Controlled Accumulation Amount

           The Deficit  Controlled  Accumulation  Amount for the Distribution Date, after giving effect to all
           deposits, withdrawals and distributions on such Distribution Date                                                  $0.00

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

           (15)       Class A Reserve Account

                      (a)        The amount on deposit in the Class A Reserve Account on the Distribution Date,
                                 after giving effect to all deposits, withdrawals and distributions on such
                                 Distribution Date and the related Transfer Date                                              $0.00

                      (b)        The Class A Required Reserve Account Amount                                                  $0.00

           (16)       Class B Reserve Account

                      (a)        The amount on deposit in the Class B Reserve Account on the Distribution Date,
                                 after giving effect to all deposits, withdrawals and distributions on such
                                 Distribution Date and the related Transfer Date                                              $0.00

                      (b)        The Class B Required Reserve Account Amount                                                  $0.00

C)         Class A Invested Amount

           (1)        The Class A Initial Invested Amount                                                           $544,250,000.00

           (2)        The Class A Invested Amount on the Distribution Date, after  giving  effect to all
                      deposits, withdrawals and distributions on such Distribution Date                             $544,250,000.00

           (3)        The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                      Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                      Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                      Invested Amount can be determined by multiplying the original denomination of the Class A
                      Certificateholder's Certificate by the Pool Factor                                                   1.000000

D)         Class B Invested Amount

           (1)        The Class B Initial Invested Amount                                                            $71,750,000.00

           (2)        The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                      withdrawals and distributions on such Distribution Date                                        $71,750,000.00

           (3)        The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                      Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                      Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                      Invested Amount can be determined by multiplying the original denomination of the Class B
                      Certificateholder's Certificate by the Pool Factor                                                   1.000000

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

E)         Collateral Invested Amount

           (1)        The Collateral Initial Invested Amount                                                         $59,500,000.00

           (2)        The Collateral  Invested  Amount on the  Distribution  Date,  after giving effect to all
                      deposits, withdrawals and distributions on such Distribution Date                              $59,500,000.00

           (3)        The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution
                      Date                                                                                                     8.50%

F)         Class D Invested Amount

           (1)        The Class D Initial Invested Amount                                                            $24,500,000.00

           (2)        The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                      withdrawals and distributions on such Distribution Date                                        $24,500,000.00

           (3)        The Class D Invested Amount as a percentage of the Invested Amount on such Distribution
                      Date                                                                                                     3.50%


G)         Receivables Balances

           (1)        The aggregate amount of Principal Receivables in the Trust at the close of business on the
                      last day of the immediately preceding Monthly Period                                           $6,864,862,158

           (2)        The aggregate amount of Finance Charge Receivables in the Trust at the close of business
                      on the last day of the immediately preceding Monthly Period                                      $157,128,757

H)         Annualized Percentages

           (1)        The Gross Yield (Available Finance Charge Collections for the Series 2000-3 Certificates
                      for the preceding Monthly Period (excluding payments received from Interest Rate
                      Protection Agreements) divided by the Invested Amount of the Series 2000-3 Certificates as
                      of the last day of the next preceding Monthly Period, multiplied by 12)                                 17.43%

           (2)        The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the
                      next preceding Monthly Period, multiplied by 12)                                                         7.95%

           (3)        The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-3
                      Certificates for the preceding Monthly Period)                                                           9.48%

           (4)        The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
                      Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                      Distribution Date, divided by the Invested Amount of the Series 2000-3 Certificates as of
                      the last day of the next preceding Monthly Period, multiplied by 12)                                     4.47%

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                      September 16, 2002 Distribution Date
                  ---------------------------------------------

           (5)        The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3
                      Certificates for the preceding Monthly Period)                                                           5.01%

           (6)        The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                      Receivables with respect to all Receivables in the Trust for the preceding Monthly
                      Period divided by the amount of Receivables in the Trust as of the last day of the next
                      preceding Monthly Period)                                                                                8.83%

I)         Series 2000-3 Information for the Last Three Distribution Dates

           1)         Gross Yield
                      a) 09/16/02                                     17.43%
                      b) 08/15/02                                     18.78%
                      c) 07/15/02                                     24.00%

           2)         Net Loss Rate

                      a) 09/16/02                                     7.95%
                      b) 08/15/02                                     7.81%
                      c) 07/15/02                                     8.96%

           3)         Net Spread (Portfolio Yield Minus Base Rate)

                      a) 09/16/02                                     5.01%
                      b) 08/15/02                                     6.51%
                      c) 07/15/02                                    10.75%

                      Three Month Average                             7.42%

           4)         Monthly Payment Rate

                      a) 09/16/02                                     8.83%
                      b) 08/15/02                                     9.39%
                      c) 07/15/02                                     8.38%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer



                                  By:
                                     --------------------------------------
                                     Name:   Patricia Garvey

                                     Title:  Vice President